# Pericom Semiconductor:
## Enabling Serial Connectivity

(NASDAQ: PSEM)

Q3 Fiscal Year 2011 Earnings

PERICOM®
Enabling Serial Connectivity

# Safe Harbor

- This presentation will include remarks about future expectations, plans and prospects for Pericom which constitute forward-looking statements for purposes of the safe-harbor provisions under applicable federal securities laws. Such forward-looking statements include the statements in the slide entitled "Q4 FY11 Business Outlook", which sets forth expected revenues, gross margin and other financial results for the fiscal fourth quarter .
- Actual results may differ materially from our forward-looking statements, as a result of various important risks and uncertainties, including unexpected softness in demand for our products, price erosion for certain of our products, customer decisions to reduce inventory and other risks and uncertainties which are detailed and may be reviewed in the Company's filings with the SEC.
- All forward-looking statements included in this presentation are made as of the date of this presentation, and Pericom expressly disclaims any obligation to update the information provided in this presentation, except as required by law.
- We encourage you to review our most recent annual report on Form 10-K and our most recent quarterly report on Form 10-Q filed with the SEC and, in particular the risk factor sections of those filings.

# Q3 Earnings Overview (Non-GAAP Results)

Quarterly:

- Quarterly revenue of $39.6 M
  - Decreased 3% Q-to-Q and increased 8% vs. Q3 FY10
- Geographic distribution
  - Asia at 89%, US at 7%, Europe at 4%
- Channel sales mix
  - International distribution at 59%, CMs at 25%, OEMs at 12%, Domestic distribution at 4%.

# Q3 Earnings Overview (Non-GAAP Results)

Quarterly :

- Gross margin of 32.6%
  - Q3 gross margin decreased 3.7% sequentially and 3.0% YoY
- Operating expense of $10.6 M vs. $10.5 M last Q
- Operating income of $2.2 M vs. $4.2 M last Q
  - Operating income margin of 6 %
- Net income of $2.5 M vs. $4.1 M last Q
  - Net profit margin of 6%
  - EPS of 10 cents vs. 16 cents last Q
- Tax Rate of 31% for Q3 vs. 21% last Q

# Strong Balance Sheet

| | Mar. 2011 |
|---|---|
| Cash & Investments | $121M |
| Working Capital | $113M |
| Total Assets | $296M |
| Total Liabilities | $55M |
| Shareholders' Equity | $241M |
| Book Value/Share | $9.63 |
| Cash & Investments/Share | $4.84 |

# Q3 Product Mix and Key Customers

- Product mix as % of revenues
  - IC at 67%
    - Included analog switch at 28%, digital switch at 5%, silicon clocks at 7%, connect at 15%, interface at 1%
    - 11% from PTI
  - FCP at 33%
- Top five end customers
  - Accounted for 30% of total revenue
  - No customer accounted for over 10% of total revenue

# New Products –3QFY11

- Pericom introduced a total of 17 new products across the Signal Integrity, Connectivity, and Timing product areas in 3QFY11:

- **Signal Integrity:**
  - Introduced 6 new ReDriver™ products for SATA3, SAS2, and PCIe 2.0/5Gb protocols
  - Address volume NB, server, storage, and embedded market segments
  - SATA3 and SAS2 redrivers offer industry's lowest power consumption
  - The PCIe 5Gb ReDriver is optimized for the longer transmission distances in networking and embedded applications
- **Connectivity:**
  - Introduced 3 new products for PCIe 3.0 lane and signal switching, HDMI active switching, and USB port charging, with highly integrated features
  - PCIe 3.0 switch targets server, storage, and embedded markets
  - HDMI switch targets Digital Media applications
  - USB Sleep and Charge™(mobile device charging) product targets NB/Tablet computing
- **Timing:**
  - Introduced 8 new products across 2 new HiFlex™ crystal oscillator (XO) and clock generator product families
  - These 2 new families offer industry's lowest jitter performance and target server, storage, networking, and embedded market segments.
  - The new HiFlex clock generator family offers low 'XO level' jitter performance – translating to a more cost effective customer solution

# Q4 FY11 Business Outlook
## (Non-GAAP Result)

| $ - millions | Includes PTI |
|---|---|
| Revenue | $41.5 to $43.5 |
| Gross Margin | 34.5% to 36.5% |
| Operating Expense | $10.7 to $11.3 |
| Other Income | $0.6 to $0.9 |
| Tax Rate | 27% to 30% |

# Q & A

# Pericom Semiconductor:
## Enabling Serial Connectivity

(Nasdaq: PSEM)

Fiscal 3Q11 Earnings

PERICOM®
Enabling Serial Connectivity